UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2021

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2021, Jane Gross (“Gross”) resigned as the Chief Scientific Officer of Aptevo Therapeutics Inc. (the “Company”) effective September 14, 2021 (“Separation Date”) and agreed to transition into a consulting relationship with the Company through December 31, 2021, as described in an Executive Transition Services Agreement (the “Transition Agreement”) signed by Gross and the Company.

Under the terms of the Transition Agreement, Gross will continue to serve as the Company’s Chief Scientific Officer through the Separation Date, unless terminated earlier by the Company for cause, and will continue to (i) receive her full annual base salary through the Separation Date; and (ii) be a participant in the Company’s employee benefits plans through the Separation Date or as otherwise provided in the relevant benefit plan(s).  After the Separation Date, Gross will provide a certain number of transition service hours to the Company’s leadership team through December 31, 2021.

In addition to the compensation and benefits noted above, and in exchange for Gross’ entry into the Transition Agreement, her covenants, promises and waiver and release of claims described therein, the Company has agreed to pay Gross a lump sum cash payment of $166,000 by January 7, 2022 and any stock options vested as of the Separation Date under the Company’s 2018 Stock Incentive Plan will be exercisable for a period of 90 days from January 1, 2022.  Gross will also be paid an hourly rate for transition service hours that exceed those stated in the Transition Agreement.  Gross is subject to non-compete and non-solicitation obligations as described in her executed agreement for a period of 12 months following her last day of employment with the Company. The Company has commenced the search for a new Chief Scientific Officer.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Transition Agreement, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarter ended September 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: August 27, 2021	By:	/s/ Marvin L. White
Marvin L. White
President and Chief Executive Officer